LIONBRIDGE TECHNOLOGIES, INC.

Stock Option Agreement

Lionbridge Technologies, Inc. a Delaware corporation (the “Company”), hereby grants as of September 19 , 2006 to Rory J. Cowan (the “Optionee”) an option to purchase a maximum of 100,000 shares (the “Option Shares”) of its Common Stock, $.01 par value per share (“Common Stock”), at the price equal to the fair market value of the Company’s stock on the date of grant, on the following terms and conditions:

1. Grant Under 2005 Stock Incentive Plan. This option is granted pursuant to and is governed by the Company’s 2005 Stock Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date. Reference is also made to the Employment Agreement between the Company and the Optionee of even date hereof, as it may be from time to time amended (the “Employment Agreement”).

2. Grant as Non-Qualified Option; Other Options. This option shall be treated for United States income tax purposes as a Non-Qualified Option (rather than an incentive stock option). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

3. Vesting of Option if Business Relationship Continues. If the Optionee has continued to serve the Company or any Related Corporation in the capacity of Chief Executive Officer (such service is described herein as maintaining or being involved in a “Business Relationship” with the Company), then on the following dates, this option will become exercisable (“vest”) as to all of the original number of Option Shares on the last day of any 30 consecutive calendar day period beginning after the date hereof (a “Measurement Period”) during which the Company’s average closing stock price in a thirty day period was greater than or equal to $10.00.

Notwithstanding the foregoing, in accordance with and subject to the provisions of the Plan, the Committee may, in its discretion, accelerate the date that any installment of this Option becomes exercisable. The foregoing rights are cumulative and (subject to Sections 4 or 5 hereof if the Business Relationship between the Optionee and the Company or any Related Corporation terminates) may be exercised up to and including the date that is five years from the date this option is granted.

4.	Vesting of Option upon Termination of Business Relationship.

(a)	Termination Other than for Cause. If the Optionee’s Business Relationship with the Company and all Related Corporations is terminated, other than by reason of (i) termination for Cause as defined in Section 5.3 of the Employment Agreement, (ii) termination by Executive without Good Reason as defined in Section 5.5 or (iii) Change of Control (as defined in the Employment Agreement), this option shall be exercisable (“vest”) as to the following number of Option Shares for a period of three years following the Executive’s last day of employment (“Termination Date”) as follows and in each case, reduced by the number of Option Shares that had already vested based on achievement of the performance criteria set forth in Section 3:

(a)	100% of all Option Shares that vest under Section 3 on or before one year after Termination Date.

(b)	2/3 of all Option Shares that vest under Section 3 on or before two years after the Termination Date and after one year after Termination Date; and

(c)	1/3 of all Option Shares that vest under Section 3 on or before three years after the Termination Date and after two years after the Termination Date.

(b)	Termination for Cause or by Optionee without Good Reason. If the Optionee’s Business Relationship with the Company is terminated for Cause (as defined in Section 5.3 of the Employment Agreement or by the Optionee without Good Reason (as defined in Section 5.5 of the Employment Agreement), this option shall terminate upon the Optionee’s receipt of written notice of such termination if terminated by the Company for Cause or on the Termination Date, if terminated by the Executive without Good Reason and shall thereafter not be exercisable to any extent whatsoever.

(c)	Change of Control. Upon a Change of Control, this option shall be exercisable (“vest”) as to all of the Option Shares. If the Optionee’s Business Relationship with the Company is terminated by reason of a Change of Control, within the six month period preceding the Change of Control , this Option shall be exercisable (“vest”) as to all of the Option Shares.

(d)	Expiration following Termination. Notwithstanding the foregoing and except as provided in Section 5 below, the option shall expire (and may no longer be exercised) after the passage of three years plus sixty (60) days from Termination, but in no event later than the scheduled expiration date. In such a case, the Optionee’s only rights hereunder shall be those which are properly exercised before the termination of this option.

5. Death; Disability. If the Optionee is a natural person who dies while involved in a Business Relationship with the Company, this option may be exercised, to the extent otherwise exercisable on the date of his or her death, by the Optionee’s estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 10, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Optionee is a natural person whose Business Relationship with the Company is terminated by reason of his or her disability (as defined in the Plan), this option may be exercised, to the extent otherwise exercisable on the date the Business Relationship was terminated, at any time within 180 days after such termination, but not later than the scheduled expiration date. At the expiration of such 180-day period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination, subject to the provisions of Section 4(a) above.         .

6. Partial Exercise. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and cash in lieu of a fractional share must be paid, in accordance with Paragraph 10 of the Plan, to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

7. Payment of Price.

(a) Form of Payment. The option price shall be paid in the following manner:

(i) in cash or by check;

(ii) subject to Section 7(b) below, by delivery of shares of the Company’s Common Stock having a Fair Market Value (as defined in the Plan) equal as of the date of exercise to the option price;

(iii) by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the sale of the shares underlying this option (the “Option Shares”) and an instruction to the broker or selling agent to pay that amount to the Company; or

(iv) by any combination of the foregoing.

(b) Limitations on Payment by Delivery of Common Stock. If the Optionee delivers Common Stock held by the Optionee (“Old Stock”) to the Company in full or partial payment of the option price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Optionee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Optionee free of any substantial risk of forfeiture for at least six months.

8. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

9. No Obligation to Continue Business Relationship. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company or any Related Corporation to continue to maintain a Business Relationship with the Optionee.

10. No Rights as Stockholder until Exercise. The Optionee shall have no rights as a stockholder with respect to the Option Shares until such time as the Optionee has exercised this option by delivering a notice of exercise and has paid in full the purchase price for the number of shares for which this option is to be so exercised in accordance with Section 9. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

11. Capital Changes and Business Successions. It is the purpose of this option to encourage the Optionee to work for the best interests of the Company or any Related Corporation and its stockholders. Since, for example, that might require the issuance of a stock dividend or a merger with another corporation, the purpose of this option would not be served if such a stock dividend, merger or similar occurrence would cause the Optionee’s rights hereunder to be diluted or terminated and thus be contrary to the Optionee’s interest. The Plan contains extensive provisions designed to preserve options at full value in a number of contingencies. Therefore, provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Sections 3 through 5 hereof, both inclusive, employment by the Company includes employment by a Related Corporation.

12. Withholding Taxes. If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Optionee hereby agrees that the Company or any Related Corporation may withhold from the Optionee’s wages or other remuneration the appropriate amount of tax. At the discretion of the Company or Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company or Related Corporation does not withhold an amount from the Optionee’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company or Related Corporation, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.

13. Provision of Documentation to Employee. By signing this Agreement the Optionee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

14. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts.

(b) Notices. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below. The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

(c) Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(d) Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

(f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

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IN WITNESS WHEREOF, the Company and the Optionee have caused this instrument to be executed as of the date first above written.

OPTIONEE:

/s/ Rory J. Cowan

LIONBRIDGE TECHNOLOGIES, INC.

/s/ Eileen Sweeney
Senior Vice President, Human Resources

LIONBRIDGE TECHNOLOGIES, INC.

Stock Option Agreement

Lionbridge Technologies, Inc. a Delaware corporation (the “Company”), hereby grants as of September 19, 2006 to Rory J. Cowan (the “Optionee”) an option to purchase a maximum of 100,000 shares (the “Option Shares”) of its Common Stock, $.01 par value per share (“Common Stock”), at the price equal to the fair market value of the Company’s stock on the date of grant, on the following terms and conditions:

1. Grant Under 2005 Stock Incentive Plan. This option is granted pursuant to and is governed by the Company’s 2005 Stock Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date. Reference is also made to the Employment Agreement between the Company and the Optionee of even date hereof, as it may be from time to time amended (the “Employment Agreement”).

2. Grant as Non-Qualified Option; Other Options. This option shall be treated for United States income tax purposes as a Non-Qualified Option (rather than an incentive stock option). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

3. Vesting of Option if Business Relationship Continues. If the Optionee has continued to serve the Company or any Related Corporation in the capacity of Chief Executive Officer (such service is described herein as maintaining or being involved in a “Business Relationship” with the Company), then on the following dates, this option will become exercisable (“vest”) as to all of the original number of Option Shares on the last day of any 30 consecutive calendar day period beginning after the date hereof (a “Measurement Period”) during which the Company’s average closing stock price in a thirty day period was greater than or equal to $13.50.

Notwithstanding the foregoing, in accordance with and subject to the provisions of the Plan, the Committee may, in its discretion, accelerate the date that any installment of this Option becomes exercisable. The foregoing rights are cumulative and (subject to Sections 4 or 5 hereof if the Business Relationship between the Optionee and the Company or any Related Corporation terminates) may be exercised up to and including the date that is seven years from the date this option is granted.

5.	Vesting of Option upon Termination of Business Relationship.

(e)	Termination Other than for Cause. If the Optionee’s Business Relationship with the Company and all Related Corporations is terminated, other than by reason of (i) termination for Cause as defined in Section 5.3 of the Employment Agreement, (ii) termination by Executive without Good Reason as defined in Section 5.5 or (iii) Change of Control (as defined in the Employment Agreement), this option shall be exercisable (“vest”) as to the following number of Option Shares for a period of three years following the Executive’s last day of employment (“Termination Date”) as follows and in each case, reduced by the number of Option Shares that had already vested based on achievement of the performance criteria set forth in Section 3:

(d)	100% of all Option Shares that vest under Section 3 on or before one year after Termination Date.

(e)	2/3 of all Option Shares that vest under Section 3 on or before two years after the Termination Date and after one year after Termination Date; and

(f)	1/3 of all Option Shares that vest under Section 3 on or before three years after the Termination Date and after two years after the Termination Date.

(f)	Termination for Cause or by Optionee without Good Reason. If the Optionee’s Business Relationship with the Company is terminated for Cause (as defined in Section 5.3 of the Employment Agreement or by the Optionee without Good Reason (as defined in Section 5.5 of the Employment Agreement), this option shall terminate upon the Optionee’s receipt of written notice of such termination if terminated by the Company for Cause or on the Termination Date, if terminated by the Executive without Good Reason and shall thereafter not be exercisable to any extent whatsoever.

(g)	Change of Control. Upon a Change of Control, this option shall be exercisable (“vest”) as to all of the Option Shares. If the Optionee’s Business Relationship with the Company is terminated by reason of a Change of Control, within the six month period preceding the Change of Control , this Option shall be exercisable (“vest”) as to all of the Option Shares.

(h)	Expiration following Termination. Notwithstanding the foregoing and except as provided in Section 5 below, the option shall expire (and may no longer be exercised) after the passage of three years plus sixty (60) days from Termination, but in no event later than the scheduled expiration date. In such a case, the Optionee’s only rights hereunder shall be those which are properly exercised before the termination of this option.

5. Death; Disability. If the Optionee is a natural person who dies while involved in a Business Relationship with the Company, this option may be exercised, to the extent otherwise exercisable on the date of his or her death, by the Optionee’s estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 10, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Optionee is a natural person whose Business Relationship with the Company is terminated by reason of his or her disability (as defined in the Plan), this option may be exercised, to the extent otherwise exercisable on the date the Business Relationship was terminated, at any time within 180 days after such termination, but not later than the scheduled expiration date. At the expiration of such 180-day period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination, subject to the provisions of Section 4(a) above.         .

6. Partial Exercise. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and cash in lieu of a fractional share must be paid, in accordance with Paragraph 10 of the Plan, to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

7. Payment of Price.

(a) Form of Payment. The option price shall be paid in the following manner:

(i) in cash or by check;

(ii) subject to Section 7(b) below, by delivery of shares of the Company’s Common Stock having a Fair Market Value (as defined in the Plan) equal as of the date of exercise to the option price;

(iii) by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the sale of the shares underlying this option (the “Option Shares”) and an instruction to the broker or selling agent to pay that amount to the Company; or

(iv) by any combination of the foregoing.

(b) Limitations on Payment by Delivery of Common Stock. If the Optionee delivers Common Stock held by the Optionee (“Old Stock”) to the Company in full or partial payment of the option price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Optionee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Optionee free of any substantial risk of forfeiture for at least six months.

8. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

9. No Obligation to Continue Business Relationship. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company or any Related Corporation to continue to maintain a Business Relationship with the Optionee.

10. No Rights as Stockholder until Exercise. The Optionee shall have no rights as a stockholder with respect to the Option Shares until such time as the Optionee has exercised this option by delivering a notice of exercise and has paid in full the purchase price for the number of shares for which this option is to be so exercised in accordance with Section 9. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

11. Capital Changes and Business Successions. It is the purpose of this option to encourage the Optionee to work for the best interests of the Company or any Related Corporation and its stockholders. Since, for example, that might require the issuance of a stock dividend or a merger with another corporation, the purpose of this option would not be served if such a stock dividend, merger or similar occurrence would cause the Optionee’s rights hereunder to be diluted or terminated and thus be contrary to the Optionee’s interest. The Plan contains extensive provisions designed to preserve options at full value in a number of contingencies. Therefore, provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Sections 3 through 5 hereof, both inclusive, employment by the Company includes employment by a Related Corporation.

12. Withholding Taxes. If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Optionee hereby agrees that the Company or any Related Corporation may withhold from the Optionee’s wages or other remuneration the appropriate amount of tax. At the discretion of the Company or Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company or Related Corporation does not withhold an amount from the Optionee’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company or Related Corporation, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.

13. Provision of Documentation to Employee. By signing this Agreement the Optionee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

14. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts.

(b) Notices. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below. The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

(c) Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(d) Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

(f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

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IN WITNESS WHEREOF, the Company and the Optionee have caused this instrument to be executed as of the date first above written.

OPTIONEE:

/s/ Rory J. Cowan

LIONBRIDGE TECHNOLOGIES, INC.

/s/ Eileen Sweeney
Senior Vice President, Human Resources

LIONBRIDGE TECHNOLOGIES, INC.

Stock Option Agreement

Lionbridge Technologies, Inc. a Delaware corporation (the “Company”), hereby grants as of September 19 , 2006 to Rory J. Cowan (the “Optionee”) an option to purchase a maximum of 100,000 shares (the “Option Shares”) of its Common Stock, $.01 par value per share (“Common Stock”), at the price equal to the fair market value of the Company’s stock on the date of grant, on the following terms and conditions:

1. Grant Under 2005 Stock Incentive Plan. This option is granted pursuant to and is governed by the Company’s 2005 Stock Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date. Reference is also made to the Employment Agreement between the Company and the Optionee of even date hereof, as it may be from time to time amended (the “Employment Agreement”).

2. Grant as Non-Qualified Option; Other Options. This option shall be treated for United States income tax purposes as a Non-Qualified Option (rather than an incentive stock option). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

3. Vesting of Option if Business Relationship Continues. If the Optionee has continued to serve the Company or any Related Corporation in the capacity of Chief Executive Officer (such service is described herein as maintaining or being involved in a “Business Relationship” with the Company), then on the following dates, this option will become exercisable (“vest”) as to all of the original number of Option Shares on the last day of any 30 consecutive calendar day period beginning after the date hereof (a “Measurement Period”) during which the Company’s average closing stock price in a thirty day period was greater than or equal to $17.00.

Notwithstanding the foregoing, in accordance with and subject to the provisions of the Plan, the Committee may, in its discretion, accelerate the date that any installment of this Option becomes exercisable. The foregoing rights are cumulative and (subject to Sections 4 or 5 hereof if the Business Relationship between the Optionee and the Company or any Related Corporation terminates) may be exercised up to and including the date that is nine years from the date this option is granted.

4.	Vesting of Option upon Termination of Business Relationship.

(i)	Termination Other than for Cause. If the Optionee’s Business Relationship with the Company and all Related Corporations is terminated, other than by reason of (i) termination for Cause as defined in Section 5.3 of the Employment Agreement, (ii) termination by Executive without Good Reason as defined in Section 5.5 or (iii) Change of Control (as defined in the Employment Agreement), this option shall be exercisable (“vest”) as to the following number of Option Shares for a period of three years following the Executive’s last day of employment (“Termination Date”) as follows and in each case, reduced by the number of Option Shares that had already vested based on achievement of the performance criteria set forth in Section 3:

(g)	100% of all Option Shares that vest under Section 3 on or before one year after Termination Date.

(h)	2/3 of all Option Shares that vest under Section 3 on or before two years after the Termination Date and after one year after Termination Date; and

(i)	1/3 of all Option Shares that vest under Section 3 on or before three years after the Termination Date and after two years after the Termination Date.

(j)	Termination for Cause or by Optionee without Good Reason. If the Optionee’s Business Relationship with the Company is terminated for Cause (as defined in Section 5.3 of the Employment Agreement or by the Optionee without Good Reason (as defined in Section 5.5 of the Employment Agreement), this option shall terminate upon the Optionee’s receipt of written notice of such termination if terminated by the Company for Cause or on the Termination Date, if terminated by the Executive without Good Reason and shall thereafter not be exercisable to any extent whatsoever.

(k)	Change of Control. Upon a Change of Control, this option shall be exercisable (“vest”) as to all of the Option Shares. If the Optionee’s Business Relationship with the Company is terminated by reason of a Change of Control, within the six month period preceding the Change of Control , this Option shall be exercisable (“vest”) as to all of the Option Shares.

(l)	Expiration following Termination. Notwithstanding the foregoing and except as provided in Section 5 below, the option shall expire (and may no longer be exercised) after the passage of three years plus sixty (60) days from Termination, but in no event later than the scheduled expiration date. In such a case, the Optionee’s only rights hereunder shall be those which are properly exercised before the termination of this option.

5. Death; Disability. If the Optionee is a natural person who dies while involved in a Business Relationship with the Company, this option may be exercised, to the extent otherwise exercisable on the date of his or her death, by the Optionee’s estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 10, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Optionee is a natural person whose Business Relationship with the Company is terminated by reason of his or her disability (as defined in the Plan), this option may be exercised, to the extent otherwise exercisable on the date the Business Relationship was terminated, at any time within 180 days after such termination, but not later than the scheduled expiration date. At the expiration of such 180-day period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination, subject to the provisions of Section 4(a) above.         .

6. Partial Exercise. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and cash in lieu of a fractional share must be paid, in accordance with Paragraph 10 of the Plan, to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

7. Payment of Price.

(a) Form of Payment. The option price shall be paid in the following manner:

(i) in cash or by check;

(ii) subject to Section 7(b) below, by delivery of shares of the Company’s Common Stock having a Fair Market Value (as defined in the Plan) equal as of the date of exercise to the option price;

(iii) by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the sale of the shares underlying this option (the “Option Shares”) and an instruction to the broker or selling agent to pay that amount to the Company; or

(iv) by any combination of the foregoing.

(b) Limitations on Payment by Delivery of Common Stock. If the Optionee delivers Common Stock held by the Optionee (“Old Stock”) to the Company in full or partial payment of the option price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Optionee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Optionee free of any substantial risk of forfeiture for at least six months.

8. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

9. No Obligation to Continue Business Relationship. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company or any Related Corporation to continue to maintain a Business Relationship with the Optionee.

10. No Rights as Stockholder until Exercise. The Optionee shall have no rights as a stockholder with respect to the Option Shares until such time as the Optionee has exercised this option by delivering a notice of exercise and has paid in full the purchase price for the number of shares for which this option is to be so exercised in accordance with Section 9. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

11. Capital Changes and Business Successions. It is the purpose of this option to encourage the Optionee to work for the best interests of the Company or any Related Corporation and its stockholders. Since, for example, that might require the issuance of a stock dividend or a merger with another corporation, the purpose of this option would not be served if such a stock dividend, merger or similar occurrence would cause the Optionee’s rights hereunder to be diluted or terminated and thus be contrary to the Optionee’s interest. The Plan contains extensive provisions designed to preserve options at full value in a number of contingencies. Therefore, provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Sections 3 through 5 hereof, both inclusive, employment by the Company includes employment by a Related Corporation.

12. Withholding Taxes. If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Optionee hereby agrees that the Company or any Related Corporation may withhold from the Optionee’s wages or other remuneration the appropriate amount of tax. At the discretion of the Company or Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company or Related Corporation does not withhold an amount from the Optionee’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company or Related Corporation, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.

13. Provision of Documentation to Employee. By signing this Agreement the Optionee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

14. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts.

(b) Notices. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below. The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

(c) Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(d) Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

(f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

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IN WITNESS WHEREOF, the Company and the Optionee have caused this instrument to be executed as of the date first above written.

OPTIONEE:

/s/ Rory J. Cowan

LIONBRIDGE TECHNOLOGIES, INC.

/s/ Eileen Sweeney
Senior Vice President, Human Resources